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                                                                EXHIBIT 10.1


                             THIRD AMENDMENT TO
                   REVOLVING CREDIT AND TERM LOAN AGREEMENT


   THIS THIRD AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of March 31, 1995 ("Agreement"), is entered into among CORNERSTONE NATURAL GAS, INC. (formerly Endevco, Inc.), a Delaware corporation ("Cornerstone"), ENDEVCO PRODUCING COMPANY, a Delaware corporation ("EPRC"), CORNERSTONE GAS GATHERING COMPANY (formerly Cornerstone Pipeline Company), a Delaware corporation ("CGGC"), DUBACH GAS COMPANY, a Texas corporation ("Dubach"), CORNERSTONE GAS PROCESSING, INC. (formerly Endevco Natural Gas Company), a Delaware corporation ("CGP"), CORNERSTONE GAS RESOURCES, INC. (formerly Endevco Oil and Gas Company), a Delaware corporation ("CGR"), CORNERSTONE PIPELINE COMPANY (formerly Endevco Pipeline Company), a Delaware corporation ("CPC") and PENTEX PIPELINE COMPANY, a Texas corporation ("PPC") (collectively the "Borrowers") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, a national banking association (the "Bank").

   W I T N E S S E T H:

   A. WHEREAS, the Borrowers have applied to the Bank for a modification and increase of that certain $6,000,000 Revolving Credit Commitment described and defined in the Revolving Credit and Term Loan Agreement dated as of November 2, 1993 by and among the Borrowers named above (including certain predecessors' thereof) and the Bank (the "Original Credit Agreement") as amended by that certain First Amendment dated as of September 30, 1994 and as further amended by that certain Second Amendment dated as of January 4, 1995 (the Original Credit Agreement and such foregoing Amendments being collectively referred to herein as the "Existing Credit Agreement") by increasing the maximum principal amount thereof from $6,000,000 to $8,000,000, which modified and increased Revolving Credit Commitment is to be evidenced by Borrowers' joint and several Replacement Revolving Credit Note hereinafter described and defined; and

   B. WHEREAS, the Bank is willing to modify and increase the Revolving Credit Commitment to the Borrowers, subject to the terms, conditions and provisions of the Original Credit Agreement, as previously amended and as further amended and modified by the terms and provisions hereinafter set forth, all of which are material to the Bank and without which the Bank would not be willing to modify, restructure and increase the Revolving Credit Commitment described above.

   NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consider-



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ation, receipt of which is acknowledged by the parties hereto, the parties agree as follows:

   1. DEFINITIONS. The following definitions in Article I of the Existing Credit Agreement are hereby amended and modified or added as follows:

       1.9 "CORNERSTONE PLEDGE" shall have the meaning assigned to that term in Article IV of the Original Credit Agreement, as amended by that certain First Amendment to Pledge Agreement from Cornerstone to the Bank dated as of September 30, 1994, as further amended by that certain Second Amendment to Pledge Agreement from Cornerstone to the Bank dated as of January 4, 1995 and as further amended by that certain Third Amendment to Pledge Agreement from Cornerstone to the Bank dated as of even date herewith.

       1.15 "Eligible Accounts" shall be amended as follows: Clause (e) of Section 1.15 shall be replaced in its entirety by the following:

            (e)  If (i) the aggregate accounts of any one
       Uninsured Account Debtor constitute more than ten percent (10%) of the total accounts of the Borrowers at any one time, the amount of all such accounts in excess of ten percent (10%) shall be deemed ineligible for Borrowing Base purposes or (ii) the aggregate accounts of any one Insured Account Debtor constitute more than twenty-five percent (25%) of the total Insured
       Eligible Accounts of the Borrowers at any one time, the amount of all such Insured Eligible Accounts in excess of twenty five percent (25%) shall be deemed ineligible for Borrowing Base purposes; provided however, that upon prior application by such Borrower to the Bank setting froth in writing the extent of and reasons for the excess of concentration limits, the Bank in its sole discretion may in writing allow certain Uninsured Eligible Accounts in excess of the ten percent (10%) concentration limit for Uninsured Eligible Accounts to be included in Eligible Accounts;

       1.16 "ENGC DEED OF TRUST" shall have the meaning assigned to that term in Article IV of the Original
   Credit Agreement, as amended by that certain First
   Amended Deed of Trust, Security Agreement, Financing
   Statement and Assignment (with Power of Sale) from CGP

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   to the Bank dated as of January 4, 1995 and as further
   amended by that certain Second Amended Deed of Trust, Security Agreement, Financing Statement and Assignment
   (with Power of Sale) from CGP to the Bank dated as of even date herewith.

       1.19 "EPIC DEED OF TRUST" shall have the meaning assigned to that term in Article IV of the Original
   Credit Agreement, as amended by that certain First
   Amended Deed of Trust, Security Agreement, Financing
   Statement and Assignment from CPC to the Bank dated as of September 30, 1994, as further amended by that certain Second Amended Deed of Trust, Security Agree ment, Financing Statement and Assignment from CPC to the Bank dated as of January 4, 1995 and as further amended by that certain Third Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CPC dated as of even date herewith.

       1.21  "EPIC PLEDGE" shall have the meaning
   assigned to that term in Article IV of the Original
   Credit Agreement, as amended by that certain First
   Amended Assignment, Pledge and Security Agreement from
   CPC to the Bank dated as of January 4, 1995 and as further amended by that certain Second Amended
   Assignment, Pledge and Security Agreement from CPC to the Bank dated as of even date herewith.

       1.24 "CGGC DEED OF TRUST" shall have the meaning assigned to that term in Section 1.24 of the Original
   Credit Agreement, as amended by that certain First
   Amended Deed of Trust, Security Agreement, Financing
   Statement and Assignment from CGGC to the Trustee and the Bank dated as of August 1, 1994, as further amended by that certain Second Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank dated as of September 30, 1994, as further amended by that certain
   Third Amended and Supplemental Deed of Trust, Security
   Agreement, Financing Statement and Assignment from
   CGGC to the Trustee and the Bank dated as of January
   4, 1995 and as further amended by that certain Fourth
   Amended and Supplemental Deed of Trust, Security
   Agreement, Financing Statement and Assignment from
   CGGC to the Trustee and the Bank dated as of even date herewith.

       1.41  "NOTES" shall mean the Replacement Revolving
   Credit Note, the Replacement Term Note and the Second
   Term Note, together with each and every replacement, extension, renewal, modification, substitution and

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   change in form thereof which may be from time to time
   and for any term or terms effected.

       1.45 "PPC DEED OF TRUST" shall have the meaning assigned to that term in Section 1.45 of the Original
   Credit Agreement, as amended by that certain First
   Amended Deed of Trust, Security Agreement, Financing
   Statement and Assignment (with Power of Sale) from PPC to the Bank dated as of January 4, 1995 and as further amended by that certain Second Amended Deed of Trust, Security Agreement, Financing Statement and Assignment
   (with Power of Sale) from PPC to the Bank dated as of even date herewith.

       1.51  "REVOLVING CREDIT NOTE" shall mean the
   Borrowers' joint and several $8,000,000 revolving credit note in the form of EXHIBIT A annexed to the Third Amendment (described and defined therein as the Replacement Revolving Credit Note), to be delivered to the Bank pursuant to Section 2.2 hereof, together with any and all extensions, renewals, modifications, substitutions and changes in form thereof which may be from time to time and for any term or terms effected.

       1.53 "SECURITY AGREEMENT" shall have the meaning assigned to that term in Article V of the Original
   Credit Agreement, as amended by that certain First
   Amendment to Security Agreement and Assignment from the Borrowers to the Bank dated as of January 4, 1995 and as further amended by that certain Second
   Amendment to Security Agreement and Assignment from the Borrowers to the Bank dated as of even date herewith.

   The following new definitions shall be added to Article I as follows:

       1.61  "ELIGIBLE LIQUID INVENTORY" shall  mean
   Borrowers' natural gas liquids owned, held and/or stored by Borrowers from time to time.

       1.62 "INSURED ELIGIBLE ACCOUNTS" shall mean the insured amount of Accounts, otherwise eligible in accordance with the terms and provisions of Section
   1.15 hereof, that are insured by American Credit
   Indemnity Insurance Company ("ACIIC") in accordance with and subject to the limitations of the ACIIC policy and scheduled limitations per approved account debtors. "UNINSURED ELIGIBLE ACCOUNTS shall mean all Accounts, otherwise eligible in accordance with the terms and provisions of Section 1.15 hereof, other than and excluding Insured Eligible Accounts.


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   2.  REVOLVING CREDIT LOAN. The Bank agrees, upon the terms subject to the conditions set forth in the Original Credit Agreement, as previously amended, and herein, to increase the Revolving Credit Commitment to the maximum principal amount of $8,000,000.00; provided, however, in no event shall the aggregate, unpaid loan advances requested hereunder (excluding draws in connection with letters of credit issued on one or more of the Borrowers' account by Bank in accordance with the provisions of Section 2.7 of the Original Credit Agreement) exceed $4,000,000 at any time.

   3. REVOLVING CREDIT NOTE. To evidence the increase in the Revolving Credit Commitment, as funded pursuant to the provisions of paragraph 2 above, the Borrowers shall execute and deliver to the order of the Bank Borrowers' joint and several replacement revolving credit note in the principal amount of $8,000,000.00, the form of which is annexed hereto as EXHIBIT "A" and hereby made a part hereof (hereinafter referred to as the "Replacement Revolving Credit Note"). The Replacement Revolving Credit Note shall be dated as of the date hereof, shall bear interest, payable monthly on the last day of every month commencing March 31, 1995, and at final maturity on October 31, 1995, on unpaid balances of principal from time to time outstanding and on any past due interest at a variable annual rate equal from day to day to the Applicable Prime Rate therein defined plus two percentage points (2%), but in no event at a rate greater than permitted by applicable law. All outstanding principal of and unpaid accrued interest on the Replacement Revolving Credit Note not previously paid hereunder shall be due and payable at final maturity on October 31, 1995, unless such maturity shall be extended by the Bank in writing or accelerated pursuant to the terms hereof. After maturity (whether by acceleration or otherwise) the Replacement Revolving Credit Note shall bear interest at the Default Rate, payable on demand. Interest shall be calculated on the basis of a year of 360 days but assessed for the actual number of days elapsed in each accrual period.

   4. REVOLVING CREDIT BORROWING BASE. Section 2.4 of the Original Credit Agreement "Revolving Credit Borrowing Base" shall be replaced in its entirety by the following:

       2.4  REVOLVING CREDIT BORROWING BASE.  The
   Borrowers will not request, nor will they accept, the proceeds of any revolving Credit Loans or advance under the Revolving Credit Note at any time when the amount thereof, together with the unpaid principal amount of the Revolving Credit Note and outstanding but unfunded letters of credit, exceeds the Revolving Credit
   Borrowing Base. As used in this Agreement, the term
   "Revolving Credit Borrowing Base" shall mean an amount

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   equal to the lesser of (i) $8,000,000, and (ii) the sum
   of (x) eighty percent (80%) of Borrowers' Uninsured
   Eligible Accounts as of the last business day of the immediately preceding calendar month plus (y) ninety five percent (95%) of Borrowers' Insured Eligible
   Accounts as of the last Business Day of the immediately preceding calendar month plus (z) fifty percent (50%) of Borrowers' Eligible Liquid Inventory (such amount of
   (z) being limited in all respects to a sum not greater than thirty percent (30%) of the aggregate Revolving
   Credit Borrowing Base).

   5. COLLATERAL. The repayment of the Indebtedness (including the Revolving Credit Loan) shall continue to be secured by all of the Collateral as more particularly described and defined in paragraph 6(c) hereof below, in the Existing Credit Agreement and/or in the Security Instruments, including without limitation, the Security Agreement encumbering the items and types of Collateral more particularly described in Section 4.1 thereof as continuing and continuous security for all of the Indebtedness and all security described in the Fourth Amended and Supplemental Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank as more particularly described in Section 1.24 hereof and/or in the Second Amendment to Security Agreement and Assignment as more particularly described in Section 1.53 hereof. Borrowers hereby incorporate by reference, ratify, confirm, continue and regrant in favor of the Bank all of the security interests, liens and pledges set forth or described in the Security Agreement and in Article IV of the Original Credit Agreement, as previously amended by the First Amendment and the Second Amendment thereto, including the priorities thereof, with the same force and effect as if fully restated herein.

   6. CONDITIONS PRECEDENT TO EXTENSION OF SECOND TERM LOAN. The obligation of the Bank to increase the Revolving Credit Loan is subject to satisfaction of all the following conditions on or prior to the date such increase in the Revolving Credit Loan, as evidenced by the Replacement Revolving Credit Note, in the maximum sum of $8,000,000.00 occurs (in addition to the other terms and conditions set forth in the Original Credit Agreement as previously amended by the First Amendment and the Second Amendment thereto):

       (a) REPLACEMENT REVOLVING CREDIT NOTE. The Borrower shall have delivered the Replacement Revolving Credit Note to the order of the Bank, appropriately executed.

       (b) BORROWERS' CERTIFICATES AND PROCEEDINGS.
   Each of the Borrowers shall have delivered to the Bank

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   a certificate satisfactory to the Bank and its legal
   counsel, including corporate resolutions, incumbency certificates and articles and certificates of incorporation and bylaws as may be required by the Bank and its legal counsel.

       (c) SECURITY INSTRUMENTS. The Borrower shall have delivered to the Bank the Fourth Amended and Supplemental CGGC Deed of Trust, the Second Amendment to Security Agreement and such supplemental and amendment instruments to the Security Instruments more particularly described and defined in the Original
   Credit Agreement, the First Amendment and the Second
   Amendment as are required by the Bank and its legal counsel, including without limitation, the amendments more particularly described in Sections 1.9, 1.16, 1.18, 1.19, 1.21, 1.24 and 1.45 in paragraph 1 hereof.

       (d) OPINION OF COUNSEL. The Bank shall have received from Borrowers' counsel, Schlanger, Mills, Mayer and Grossberg a favorable closing opinion satis-factory in form and substance to the Bank and its counsel.

   7. EXISTING CREDIT AGREEMENT. The remaining terms, provisions, covenants, warranties, representations and conditions of the Existing Credit Agreement are ratified, confirmed and continued in full force and effect with the same effect as if fully restated and incorporated herein by reference.

   8. FURTHER MODIFICATIONS. All references in the Existing Credit Agreement (whether the Original Credit Agreement or otherwise) to the "$6,000,000 Revolving Credit Note" or "$6,000,000" shall be deleted and substituted in lieu thereof shall be "$8,000,000 Revolving Credit Note" and "$8,000,000", respectively. The Loan Advance Request annexed to this Third Amendment as "EXHIBIT B" shall replace the form thereof annexed as "EXHIBIT C" to the Original Credit Agreement.

   9. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed and delivered by the Borrowers to the Bank in Tulsa, Oklahoma, effective as of the day and year first above written.

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                                                "Borrowers"

                                       CORNERSTONE NATURAL GAS, INC.


                                       By_____________________________________
                                       Robert L. Cavnar
                                         Senior Vice President

                                       ENDEVCO PRODUCING COMPANY


                                       By_____________________________________
                                       Robert L. Cavnar
                                         Senior Vice President

                                       CORNERSTONE GAS GATHERING COMPANY,
                                       formerly known as Cornerstone
                                       Pipeline Company


                                       By_____________________________________
                                       Robert L. Cavnar
                                         Senior Vice President


                                       DUBACH GAS COMPANY


                                       By_____________________________________
                                       Robert L. Cavnar
                                         Senior Vice President


                                       CORNERSTONE GAS PROCESSING, INC.,
                                       formerly known as Endevco Natural
                                       Gas Company


                                       By_____________________________________
                                       Robert L. Cavnar
                                         Senior Vice President

                                       CORNERSTONE GAS RESOURCES, INC.,
                                       formerly known as Endevco Oil &
                                       Gas Company


                                       By_____________________________________
                                       Robert L. Cavnar
                                         Senior Vice President


                                       CORNERSTONE PIPELINE COMPANY,
                                       formerly known as Endevco Pipeline
                                       Gas Company



                                       By_____________________________________
                                       Robert L. Cavnar
                                         Senior Vice President


                                       PENTEX PIPELINE COMPANY


                                       By_____________________________________
                                       Robert L. Cavnar
                                         Senior Vice President

                                                        "Bank"

                                       BANK OF OKLAHOMA, NATIONAL
                                       ASSOCIATION


                                       By_____________________________________
                                       Jack D. Brannon, Vice President


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